UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2023

Apollo Realty Income Solutions, Inc

(Exact name of Registrant as Specified in Its Charter)

Maryland	333-264456	87-2557571
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Apollo Global Management, Inc. 9 West 57th Street, 42nd Floor New York, New York		10019
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 515-3200

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 7.01. Regulation FD Disclosure.

October 2023 Distributions

On October 31, 2023, Apollo Realty Income Solutions, Inc. (the "Company") declared distributions for each class of its common stock outstanding in the amount per share set forth below:

	Gross Distribution	Management Fee	Stockholder Servicing Fee	Net Distribution
Class F-I Common Stock	$0.0870	$0.0170	$0.0000	$0.0700
Class A-I Common Stock	$0.0870	$0.0170	$0.0000	$0.0700
Class E Common Stock	$0.0870	$0.0000	$0.0000	$0.0870

The net distributions for each class of common stock (which represents the gross distributions less management fees and stockholder servicing fees for the applicable class of common stock) are payable to stockholders of record immediately following the close of business on October 31, 2023 and will be paid on or about November 20, 2023. These distributions will be paid in cash or reinvested in shares of the Company's common stock for stockholders participating in the Company's distribution reinvestment plan.

Item 8.01 Other Events.

On October 26, 2023 at 2:30 p.m. Eastern Time, the Company reconvened its 2023 annual meeting of stockholders (the "Annual Meeting"). At that time, there were not present or represented by proxy a sufficient number of shares of the Company’s common stock to constitute a quorum. Accordingly, the Company adjourned the Annual Meeting without any business being conducted. The adjourned meeting will reconvene virtually on November 16, 2023 at 1:00 p.m. Eastern Time, to vote on the proposals described in the definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission ("SEC") on August 10, 2023 (the "Proxy Statement"). The record date for determining stockholder eligibility to vote at the reconvened Annual Meeting will remain the close of business on July 21, 2023.

During the period of the adjournment, the Company will continue to solicit proxies with respect to the proposals set forth in the Proxy Statement. Proxies previously submitted in respect of the Annual Meeting will be voted at the reconvened meeting unless properly revoked, and stockholders who have already submitted a proxy to vote their shares need not take any action.

No changes have been made in the proposals to be voted on by stockholders at the Annual Meeting. The Proxy Statement and any other materials filed by the Company with the SEC remain unchanged and can be obtained free of charge at the SEC’s website at www.sec.gov.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apollo Realty Income Solutions, Inc.

Date: October 31, 2023	By:	/s/ John Calace
Name: John Calace
Title: Chief Financial Officer, Treasurer and Secretary